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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 14, 2000
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                                 PH GROUP, INC.
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        (Exact name of Small Business Issuer as specified in its charter)

         Ohio                 Commission File No. 0-8115             31-0737351
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(State or other jurisdiction                              (I.R.S. Employer
of incorporation)                                         Identification Number)

2241 CityGate Drive, Columbus, Ohio                               43219
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (614) 416-7250
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5.           OTHER EVENTS.

On August 14, 2000, the Company filed its Annual Report Form 10-KSB for the period ending December 31, 1999. The 10-KSB incorrectly reported that the 2000 Annual Meeting of Shareholders would be held on September 11, 2000. At this time the Company has not determined the date of its 2000 Annual Meeting of Shareholders. Shareholders will be notified of the date of the Annual Meeting in proxy materials delivered in advance of the meeting.




ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

      (a) - (b)  None required.

      (c)        Exhibits

                 Exhibit Number   Description
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                       13         Annual Report Form 10-KSB dated June 14, 2000
                                  and filed August 14, 2000 (Commission File No.
                                  0-8115, incorporated by reference)




                                   SIGNATURES

PERSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                                     PH GROUP, INC,
                                                     AN OHIO CORPORATION


DATE:  AUGUST 29, 2000                               BY: \S\ CHARLES T. SHERMAN
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                                                             CHARLES T. SHERMAN
                                                             PRESIDENT

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